                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 5, 1997


                          Home Shopping Network, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in Charter)


         Delaware                  1-9118                      59-264518
------------------------------------------------------------------------------
(State of other jurisdiction     (Commission                (IRS Employer
    of incorporation)             File Number)              Identification No.)

2501 118th Avenue North, St. Petersburg, Florida                    33716
------------------------------------------------------------------------------
(Address of principal executive offices)                           (zip code)


Registrant's telephone number, including area code (813) 572-8585
                                                   ---------------

                                 Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On May 5, 1997, the Board of Directors of Registrant voted unanimously to retain the services of Ernst & Young LLP to serve as its principal auditors for the fiscal year ending December 31, 1997, and dismissed KPMG Peat Marwick LLP as its auditors.

         Neither KPMG Peat Markwick LLP's Report dated February 25, 1997, on Registrant's financial statements for the year ended December 31, 1996, nor its Report dated February 21, 1996, for the year ended December 31, 1995, contained an adverse opinion or a disclaimer of opinion, and neither Report was qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to dismiss KPMG Peat Marwick LLP and engage new auditors follows the merger of Registrant with HSN, Inc. (then named Silver King Communications, Inc.) on December 20, 1996. Ernst & Young LLP are currently the principal auditors of HSN, Inc.

         During Registrant's two fiscal years ended December 31, 1996, and December 31, 1995, and the subsequent interim period through May 5, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to KPMG Peat Marwick LLP's satisfaction, would have caused KPMG Peat Markwick LLP to make reference to the subject matter of the disagreement in connection with KPMG Peat Marwick LLP's Report on the Registrant's financial statements for such periods.

         During Registrant's two fiscal years ended December 31, 1996 and December 31, 1995, and the subsequent interim period through May 5, 1997, KPMG Peat Marwick LLP has not advised the Registrant as to the presence of any reportable event described in Item 304(a)(1)(v) of Regulation S-K.

         Registrant has not, during its two fiscal years ended December 31, 1996 and December 31, 1995, and the subsequent interim period through May 5, 1997, consulted with Ernst & Young LLP regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Registrant's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

        16. Letter of KPMG Peat Marwick LLP to the Securities and Exchange Commission included herein pursuant to the Requirements of
        Item 304(a)(3) of Regulation S-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HOME SHOPPING NETWORK, INC.

Date:  May 5, 1997               By: /s/ Jed B. Trosper
                                    --------------------------
                                     Jed B. Trosper
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer